UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2013

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NexPoint Credit Strategies Fund

(Exact name of registrant as specified in its charter)

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Delaware	811-21869	80-0139099
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

300 Crescent Court, Suite 700, Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

972-628-4100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The NexPoint Credit Strategies Fund (“NHF”) announces that New Young Broadcasting Holding Co., Inc. (“Young Broadcasting”), a portfolio company owned by NHF, has agreed to a stock merger with Media General, Inc. The full text of the press release issued in connection with this announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NexPoint Credit Strategies Fund
By	/s/ Alan Head
Name: Alan Head Title: Chief Compliance Officer

Date: June 12, 2013

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated June 11, 2013 entitled “NexPoint Credit Strategies Fund Announces an increase in the Price of New Young Broadcasting”.